SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 10, 2001
                                                         ----------------


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


Florida                                0-24575               59-341023
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(State or other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)






             37 Skyline Drive, Suite 1101, Lake Mary, Florida 32746
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           Address of principal executive offices, including zip code

       Registrant's telephone number, including area code: (407) 333-1446
                                                           --------------

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Item 5. Other Events

On April 10, 2001, Registrant entered into an Agreement and Plan of Merger (the "Agreement") with DataWorld Solutions, Inc., of Farmingdale, New York, (DataWorld) in which Registrant's subsidiary, Dolphin Acquisition Corp., a corporation registered in Delaware, will be merged into DataWorld, with DataWorld becoming a wholly-owned subsidiary of Registrant.

DataWorld shareholders will exchange 4 shares of DataWorld Common Stock for 1 share of Registrant's Common Stock. Additionally, each issued and outstanding share of the Company's Series B 8% Convertible Preferred Stock and its $6 Convertible Preferred Stock shall be converted into one share of convertible preferred stock of Registrant, having substantially identical terms.

Based on the 29,384,000 issued and outstanding shares of DataWorld Common Stock as of April 9, Registrant would issue 7,246,000 of its Common Stock to DataWorld shareholders. Accordingly, shareholders of DataWorld would hold 60.45% of the 11,986,947 American Access shares of Common Stock to be issued and outstanding. This assumes no exercise of outstanding stock options or warrants, no conversion of any outstanding Preferred Stock, and no exercise of appraisal rights by DataWorld shareholders.

The Merger is subject to the approval of a majority of Registrant's shareholders, DataWorld's shareholders and other conditions to closing. A copy of the Agreement is filed as an exhibit to this report and the description of its contents in this Item 5 is not complete. Disclosure schedules and other attachments to the Agreement and Plan of Merger are omitted, but will be furnished supplementally to the Commission upon request.

On April 9, 2001, Registrant entered into Employment Agreements with John E. Presley, Erik Wiisanen, and Joseph McGuire, filed as exhibits herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following Exhibits are filed herewith:

     Exhibit No.                     Description

         2. Agreement and Plan of Merger dated April 10, 2001 by and among American Access Technologies, Inc, DataWorld Solutions, Inc., and Dolphin Acquisition Corp.

         10.1     Employment Agreement, dated April 9, 2001, with John E.
                  Presley.

         10.2     Employment Agreement, dated April 9, 2001, with Erik Wiisanen.

         10.3     Employment Agreement, dated April 9, 2001, with Joseph
                  McGuire.

         99. Press release issued April 11, 2001 announcing the Agreement with DataWorld Solutions, Inc.

     SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN ACCESS TECHNOLOGIES, INC.

     April 20, 2001                         By: s/John Presley
                                            ---------------------------
                                            John Presley, President